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                                                                  EXHIBIT 10.3


                            SECOND AMENDMENT TO THE
                            INVITROGEN CORPORATION
                            1997 STOCK OPTION PLAN

         Pursuant to Section 12 of the Invitrogen Corporation 1997 Stock Option Plan (the "Plan"), said Plan is hereby amended as follows:

         1.  Section 4.1 shall be amended to state in its entirety as follows:

"4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a) two million three hundred fifty-nine thousand six hundred eighty-five (2,359,685) shares, and (b) the number of shares of Stock, as of the Effective Date, subject to outstanding options or reserved and available for grant pursuant to the Company's 1995 Stock Option Plan (the "1995 PLAN OPTIONS") resulting in an aggregate total of five million four hundred eight-five thousand four hundred seventy-nine (5,485,479) shares (the "SHARE RESERVE") and shall consist of authorized and unissued or reacquired shares of Stock or any combination thereof. Notwithstanding the foregoing, the Share Reserve, determined at any time, shall be reduced by (a) the number of shares remaining subject to outstanding 1995 Plan Options, and (b) the number of shares issued upon the exercise of 1995 Plan Options. If an outstanding option for any reason expires or is terminated or canceled, or if the shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan."

         IN WITNESS WHEREOF, the undersigned Secretary of Invitrogen Corporation certifies that the foregoing amendment to the 1997 Stock Option Plan was duly adopted by the Board of Directors on July 7, 1999.

Dated: 7/12/99
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                                       INVITROGEN CORPORATION

                                       By: /s/ WARNER R. BROADDUS
                                          ---------------------------

                                       Its: Secretary